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                                                               EXHIBIT 10.1(b)

                                 AMENDMENT NO. 1

                                       TO

                        ASSET PURCHASE AND SALE AGREEMENT

                               DATED JUNE 7, 2000

                                 BY AND BETWEEN

                         POTOMAC ELECTRIC POWER COMPANY

                                       AND

                              SOUTHERN ENERGY, INC.
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                                 AMENDMENT NO. 1
                                       TO
                        ASSET PURCHASE AND SALE AGREEMENT

         THIS AMENDMENT NO. 1 TO ASSET PURCHASE AND SALE AGREEMENT (this "Amendment") is dated September 18, 2000 and is by and between POTOMAC ELECTRIC POWER COMPANY, a District of Columbia and Virginia corporation ("Seller"), and SOUTHERN ENERGY, INC., a Delaware corporation ("Buyer," collectively with Seller, the Parties).

         WHEREAS, Buyer has agreed to purchase and assume, and Seller has agreed to sell and assign, the Auctioned Assets (as defined in the Purchase Agreement) and certain associated liabilities, on the terms and conditions set forth in that certain Asset Purchase and Sale Agreement, dated June 7, 2000 (the "Purchase Agreement"); and

         WHEREAS, the parties hereto desire to amend the Purchase Agreement and the Exhibits and Schedules relating thereto set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

         1. Defined Terms. Defined terms used in this Amendment and not defined
            -------------
herein shall have the meanings ascribed to them in the Purchase Agreement.

         2. Amendments to Schedule 2.2(a)(iv). Schedule 2.2(a)(iv) to the
            ---------------------------------
Purchase Agreement is hereby amended as follows:

                  (a) Item 1 under Section II (Assigned Contracts other than
PPAs) is hereby deleted and replaced with the following:

                  "Agreement for Sale of No. 2 Fuel Oil to M Street Terminal by and between Potomac Electric Power Company and BP Amoco, dated July 1, 2000."

                  (b) Item 2 under Section II (Assigned Contracts other than
PPAs) is hereby deleted and replaced with the following:

                  "Agreement for Sale of No. 2 Fuel Oil by and between Potomac Electric Power Company and BP Amoco, dated July 1 2000."
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                  (c) Item 3 under Section II (Assigned Contracts other than
PPAs) is hereby deleted in its entirety.

                  (d) Item 4 under Section II (Assigned Contracts other than
PPAs) is hereby deleted with the following:

                  "Agreement for Sale of Fuel Oil by and between Potomac Electric Power Company and Amerada Hess Corporation, dated January 1, 2000."

                  (e) Item 20 under Section II (Assigned Contracts other than
PPAs) is hereby deleted with the following:

                  "Storage and Product Handling Agreement (49-00-07-582) by and between Potomac Electric Power Company and Support Terminals Operating Partnership, L.P., effective July 1, 2000."

                  (f) Item 23 under Section II (Assigned Contracts other than
PPAs) is hereby deleted with the following:

                  "Master Agreement for Purchase of Services by and between Potomac Electric Power Company and General Electric Company, effective April 10, 1984."

                  (g) Item 26 under Section II (Assigned Contracts other than
PPAs) is hereby added to read as follows:

                  "No. 2 Fuel Oil Transportation Agreement by and between Potomac Electric Power Company and Hardesty and Son, Incorporated, dated July 1, 2000."

         3. Amendment to Schedule 2.2(b)(i).
            -------------------------------

                  (a) The lead in sentence in Section VIII is hereby deleted and replaced with the following:

                  "Seller will retain the following equipment located on Buyer Real Estate and the Potomac River Real Property:"

         4. Amendments to Schedule 5.3(a). Schedule 5.3(a) to the Purchase
            -----------------------------
Agreement is hereby amended as follows:

                  (a) Item 4 is hereby deleted and replaced with the following:
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                  "Master Agreement for Purchase of Services by and between
                  Potomac Electric Power Company and General Electric Company, effective April 10, 1984."

                  (b) Item 5 is hereby deleted and replaced with the following.

                  "Delivery Service Agreement for Chalk Point Electric Generating Facilities by and between Potomac Electric Power Company and Washington Gas Light Company, effective October 28, 1993."

                  (c) Items 6, 10, 17 and 18 are hereby deleted in their entirety.

                  (d) Item 8 is hereby deleted and replaced with the following:

                  "Storage and Product Handling Agreement (49-00-07-582) by and between Potomac Electric Power Company and Support Terminals Operating Partnership, L.P., effective July 1, 2000."

                  (e) Item 24 is hereby added to read as follows:

                  "No. 2 Fuel Oil Transportation Agreement by and between Potomac Electric Power Company and Hardesty and Son, Incorporated, dated July 1, 2000."

         5.  Amendments to Exhibits.
             ----------------------

                  (a) Exhibits C-2 (form of Dickerson Easement Agreement), C-3 (form of Chalk Point Easement Agreement) and C-4 (form of Morgantown Easement Agreement) to the Purchase Agreement are hereby deleted in their entirety and replaced with the form of Easement Agreements attached as Exhibits A-1 (form of Dickerson Easement Agreement), A-2 (form of Chalk Point Easement Agreement) and A-3 (form of Morgantown Easement Agreement) hereto, respectively.

                  (b) Exhibits E-1 (form of Potomac River Interconnection Agreement), E-2 (form of Morgantown Interconnection Agreement), E-3 (form of Dickerson Interconnection Agreement) and E-4 (form of Chalk Point Interconnection Agreement) to the Purchase Agreement are hereby amended as follows:
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                           (i)   Schedule B to Exhibit E-1 (form of Potomac
River Interconnection Agreement) is hereby amended by inserting the drawings attached hereto as Exhibit B-1.

                           (ii)  Schedule B to Exhibit E-2 (form of Morgantown
Interconnection Agreement) is hereby amended by inserting the drawings attached hereto as Exhibit B-2.

                           (iii) Schedule B to Exhibit E-3 (form of Dickerson
Interconnection Agreement) is hereby amended by inserting the drawings attached hereto as Exhibit B-3.

                           (iv)  Schedule B to Exhibit E-4 (form of Chalk Point
Interconnection Agreement) is hereby amended by inserting the drawings attached hereto as Exhibit B-4.

                           (v)   Schedules D and E of Exhibits E-1 (form of
Potomac River Interconnection Agreement), E-2 (form of Morgantown Interconnection Agreement), E-3 (form of Dickerson Interconnection Agreement) and E-4 (form of Chalk Point Interconnection Agreement) are hereby amended by inserting (a) Attachments 2 and 3 to Schedule D attached hereto as Exhibit C-1 and (b) Schedule E (Pepco's Interconnection Standards) attached hereto as Exhibits C-2.

                           (vi) Schedule F to Exhibit E-3 (form of Dickerson
Interconnection Agreement) is hereby replaced with the schedule attached hereto as Exhibit D.

                           (vii) The table of contents to Exhibit E-4 (form of
Chalk Point Interconnection Agreement) is hereby amended as follows: deleting
Item 3.16 and replacing it with "SMECO CT Units Status Notification."

                           (viii) Header 3.16 of Exhibits E-4 (form of Chalk
Point Interconnection Agreement) is hereby amended by deleting it in its entirety and replacing it with the following: "SMECO CT Unit Status Notification."

                           (ix) Schedule G to Exhibit E-1 (form of Potomac River
Interconnection Agreement) is hereby amended by replacing Schedule G thereto with the Schedule G attached hereto as Exhibit E.

         6. Governing Law. This Amendment is governed by, and shall be
            -------------
construed in accordance with, the laws of the District of Columbia without regard to principles of conflicts of law.

         7. Modifications and Amendments. This Amendment shall not be modified
            ----------------------------
or amended except by a written instrument executed by both of the Parties.
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         8. Entire Agreement; Severability. This Amendment and the Purchase
            ------------------------------
Agreement constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof. In the event that any portion of this Amendment or the Purchase Agreement shall be determined to be invalid or unenforceable, such portion of this Amendment or Purchase Agreement shall be severable from the other provisions of this Amendment or the Purchase Agreement which previsions shall be valid, binding upon and enforceable against the Parties.

         9. Effectiveness; Purchase Agreement. This Amendment shall be of full
            ---------------------------------
force and effect upon its execution and delivery by each of the Parties. Except as amended by this Amendment, all other terms of the Purchase Agreement shall continue in fall force and effect and unchanged and are hereby confirmed in all respects.

         10. Counterparts. This Amendment may be executed in two counterparts,
             ------------
each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.
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         IN WITNESS WHEREOF, Buyer and Seller have signed and delivered this
Amendment on the day and year set forth above.

WITNESS/ATTEST:                               POTOMAC ELECTRIC POWER COMPANY

                                              By: /s/ Mary Sharpe-Hayes
------------------------------------             -------------------------------
                                                 Name:
                                                 Title:


                                              SOUTHERN ENERGY, INC.

                                              By:
------------------------------------             -------------------------------
                                                 Name:
                                                 Title:
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         IN WITNESS WHEREOF, Buyer and Seller have signed and delivered this
Amendment on the day and year set forth above.


WITNESS/ATTEST:                               POTOMAC ELECTRIC POWER COMPANY

                                              By:
------------------------------------             -------------------------------
                                                 Name:
                                                 Title:


                                              SOUTHERN ENERGY, INC.

/s/ Sandra Wilson                             By: /s/ Anne M. Cleary
------------------------------------             -------------------------------
                                                 Name: Anne M. Cleary
                                                 Title: Vice President